Exhibit 99.1

Chubb Limited

Financial Supplement Template

for the Quarter Ended March 31, 2016

Illustration of key presentation changes

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the closing Form 8-K/A filed on March 24, 2016.

New Financial Reporting Disclosures

Effective Q1 2016, Chubb Limited will report financial results within the following business segments: North America Commercial P&C Insurance, North America Personal P&C Insurance, North America Agricultural Insurance, Overseas General Insurance, Global Reinsurance, and Life Insurance. In addition, the company also redefined Corporate to include all run-off asbestos and environmental (A&E) exposures, the results of its Brandywine business, the results of its Westchester Specialty operations for 1996 and prior years, certain other mass tort exposures, and Legacy Chubb A&E and mass tort exposures. This reflects the company’s significantly larger and expanded operations subsequent to its acquisition of The Chubb Corporation on January 14, 2016. All prior periods have been revised to conform to the new segment presentation. Unless otherwise indicated, the term ‘pro forma’ is used to represent the combined company’s normal course of business without purchase accounting adjustments in order to present the underlying economics of the company’s business. Pro forma is defined as follows:

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments. Refer to the closing Form 8-K/A filed on March 24, 2016 for a description of these conforming accounting policy alignment adjustments.

A reconciliation of pro forma results as defined above to pro forma results in accordance with SEC guidance under Article 11, will be provided in the Reconciliation of non-GAAP section of the financial supplement. The Reconciliation of non-GAAP section is not provided within this template.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

New Disclosures

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	As Reported					Pro Forma
					Constant $					Constant $
	Three months ended March 31		% Change		% Change	Three months ended March 31		% Change		% Change
			1Q-16 vs.	Constant $	1Q-16 vs.			1Q-16 vs.	Constant $	1Q-16 vs.
	2016	2015	1Q-15	2015 (1)	1Q-15 (1)	2016	2015	1Q-15	2015 (1)	1Q-15 (1)

Gross premiums written		$5,322					$8,700
Net premiums written		$4,076					$7,216
P&C net premiums written (2)		$3,585					$6,700
Global P&C net premiums written (2)		$3,497					$6,612
Net premiums earned		$3,927					$7,037
Adjusted net investment income (2)		$551
Operating income		$745
Net income		$681
Comprehensive income		$642
Operating cash flow		$1,075

P&C combined ratio (2)
Loss and loss expense ratio		57.1%					59.3%
Underwriting and administrative expense ratio		31.3%					31.8%

Combined ratio		88.4%					91.1%

Operating return on equity (ROE)		10.8%
ROE		9.2%

Operating effective tax rate (3)		13.7%
Effective tax rate		15.0%

Diluted earnings per share
Operating income		$2.25
Net income		$2.05

Full quarter diluted earnings per share (4)
Operating income
Net income

					% Change
				December 31	1Q-16 vs
				2015	4Q-15
Book value per common share				$89.77
Book value per common share excluding foreign currency (5)				$89.77

Tangible book value per common share				$72.25
Tangible book value per common share excluding foreign currency (5)				$72.25
Tangible book value per common share excluding Chubb Corp. acquisition (5)				$72.25
Tangible book value per common share excluding acquisition and foreign currency (5) (6)				$72.25

Weighted average basic common shares outstanding		328.2		$325.6
Weighted average diluted common shares outstanding		331.7		$328.8

Total hybrid & financial debt/capitalization				25.0%

(1) Prior periods on a constant dollar basis.

(2) See non-GAAP financial measures (not provided within this template).

(3) Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate.

(4) Full quarter diluted earnings per share for Q1 2016 includes the combined company’s results for the first 14 days of January 2016 and includes the impact of purchase accounting adjustments.

(5) For 2016, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the quarter.

(6) For 2016, tangible book value per common share excludes the impact from goodwill and intangibles net of tax, relating to the acquisition of The Chubb Corporation.

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Financial Highlights

Chubb Limited

Consolidated Gross and Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	As Reported		Pro Forma		% Change Pro Forma 2Q-16 vs. Pro Forma	Constant $ Pro Forma	Constant $ % Change Pro Forma 2Q-16 vs. Pro Forma
	2Q-16	2Q-15	2Q-16	2Q-15	2Q-15	2Q-15	2Q-15
Gross premiums written
Property and Casualty lines
North America Commercial P&C
Commercial multiple peril
Commercial casualty
Workers’ compensation		The company intends to provide supplementary line of business information beginning with the Q2 2016 earnings release
Professional liability
Surety
Property and other short-tail lines
North America Agricultural
North America Personal P&C
Auto
Homeowners
Other personal
International
Professional liability
Surety
Other casualty
Personal lines
Property and other short-tail lines

Total Property and Casualty lines
Other Lines
Global A&H (1)
Reinsurance
Life

Total consolidated

Net premiums written
Property and Casualty lines
North America Commercial P&C
Commercial multiple peril
Commercial casualty
Workers’ compensation
Professional liability
Surety
Property and other short-tail lines
North America Agricultural
North America Personal P&C
Auto
Homeowners
Other personal
International
Professional liability
Surety
Other casualty
Personal lines
Property and other short-tail lines

Total Property and Casualty lines
Other Lines
Global A&H (1)
Reinsurance
Life

Total consolidated

(1) For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in the Global A&H line item above.

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Line of Business

Chubb Limited

Consolidated Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma		Legacy ACE

Chubb Limited Consolidated	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Consolidated Results (Including Corporate) Excluding Life Insurance Segment (1)
Gross premiums written			$8,151	$5,091	$5,824	$5,975	$4,800	$21,690
Net premiums written			6,700	3,629	4,217	4,284	3,585	15,715
Net premiums earned			6,539	3,701	4,239	3,873	3,453	15,266
Adjusted losses and loss expenses (1)			3,877	2,146	2,494	2,282	1,970	8,892
Policy acquisition costs (excluding amortization of acquired UPR)			1,284	602	654	609	600	2,465
Amortization of acquired UPR (2)			-	-	-	-	-	-
Administrative expenses			793	500	494	504	481	1,979

Underwriting income			585	453	597	478	402	1,930

Adjusted net investment income (1)				465	483	496	485	1,929
Adjusted interest expense (1)				64	68	71	68	271
Other income (expense) - operating (3)				(6)	12	(1)	(2)	3
Amortization of purchased intangibles				35	51	55	30	171
Income tax expense				97	140	136	119	492

Operating income (including Corporate) excluding Life Insurance segment				716	833	711	668	2,928
Life Insurance segment income				64	64	77	77	282

Consolidated operating income				780	897	788	745	3,210

Chubb integration and related expenses, net of tax				(35)	(7)	-	-	(42)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax(2)				-	-	-	-	-

Adjusted net realized gains (losses) (1)				(57)	(393)	128	(89)	(411)
Net realized gains (losses) related to unconsolidated entities				(17)	25	33	26	67
Income tax expense (benefit) on adjusted net realized gains (losses)				(12)	(6)	7	1	(10)

Consolidated net income				$683	$528	$942	$681	$2,834

% Change versus prior year period (1)
Net premiums written				-4.6%	-0.4%	5.5%	-2.9%	-0.5%
Net premiums earned				-4.4%	-0.6%	0.8%	-1.0%	-1.3%

Net premiums written constant $				1.7%	5.6%	11.6%	1.7%	5.3%
Net premiums earned constant $				1.6%	5.4%	7.0%	3.5%	4.4%

Other ratios
Net premiums written/gross premiums written (1)			82%	71%	72%	72%	75%	72%
Operating effective tax rate				11.1%	13.5%	14.7%	13.7%	13.3%

P&C combined ratio (1)
Loss and loss expense ratio			59.3%	58.0%	58.8%	58.9%	57.1%	58.2%
Policy acquisition cost ratio			19.6%	16.2%	15.4%	15.7%	17.4%	16.1%
Administrative expense ratio			12.2%	13.5%	11.7%	13.1%	13.9%	13.1%

Combined ratio			91.1%	87.7%	85.9%	87.7%	88.4%	87.4%

Combined ratio excluding catastrophe losses and PPD			89.2%	88.4%	89.2%	88.4%	89.3%	88.8%

P&C expense ratio			31.8%	29.7%	27.1%	28.8%	31.3%	29.2%
P&C expense ratio excluding A&H			29.9%	26.3%	23.6%	25.5%	27.9%	25.7%

Catastrophe reinstatement premiums collected - pre-tax			$-	$(1)	$-	$-	$-	$(1)
Catastrophe losses - pre-tax			$315	$74	$72	$124	$51	$321
Favorable prior period development (PPD) - pre-tax			$(192)	$(100)	$(210)	$(153)	$(83)	$(546)
Loss and loss expense ratio excluding catastrophe losses and PPD			57.5%	58.5%	62.2%	59.7%	58.1%	59.7%

(1) See non-GAAP financial measures (not provided within this template).

(2) Purchase accounting adjustments related to the acquisition of The Chubb Corporation.

(3) Excludes portion of net realized investment gains and losses related to unconsolidated entities.

Note: See Glossary on page XX (not provided within this template) for further information on the calculation of the components of combined ratios.

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Consolidated Results

Chubb Limited

Pro Forma Segment Results - For Reference Purposes Only

(in millions of U.S. dollars)

(Unaudited)

	Pro forma (excluding purchase accounting adjustments)
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Corporate	Total Consolidated
Pro Forma Q1 2016
Net premiums written
Net premiums earned
Adjusted Losses and loss expenses
Policy benefits
(Gains) losses from fair value changes in separate account assets
Policy acquisition costs
Administrative expenses

Adjusted underwriting income (loss)

Adjusted combined ratio
Adjusted combined ratio excluding catastrophe losses and PPD

	Pro Forma (excluding purchase accounting adjustments)
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Corporate	Total Consolidated
Pro Forma Q1 2015
Net premiums written	$2,928	$909	$88	$2,480	$295	$516	$-	$ 7,216
Net premiums earned	3,074	1,007	64	2,166	228	498	-	7,037
Adjusted Losses and loss expenses	1,892	767	22	1,081	98	164	17	4,041
Policy benefits	-	-	-	-	-	142	-	142
(Gains) losses from fair value changes in separate account assets	-	-	-	-	-	(11)	-	(11)
Policy acquisition costs	473	220	(4)	542	53	113	-	1,397
Administrative expenses	298	83	(1)	316	15	82	82	875

Underwriting income (loss)	$411	$(63)	$47	$227	$62	$8	$(99)	$ 593

Combined ratio	86.6%	106.2%	26.4%	89.5%	73.0%
Combined ratio excluding catastrophe losses and PPD	88.2%	82.6%	76.7%	91.6%	75.8%

The following table presents the reconciliation of 2016 as reported underwriting income (loss) for each segment to 2016 adjusted underwriting income (loss) shown above.
Q1 2016	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Corporate	Total Consolidated

Underwriting income (loss) as reported
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	Reconciliation to as reported results
Less: amortization of acquired UPR (1)
Add: amortization of DAC on acquired UPR (1)
Adjusted underwriting income (loss)

(1) Related to the acquisition of The Chubb Corporation

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Pro forma

Chubb Limited

Consolidated Statement of Operations - As Reported Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2016 - As Reported	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total (4) Consolidated

Net premiums written
Net premiums earned
Adjusted Losses and loss expenses (1)
Policy benefits
(Gains) losses from fair value changes in separate account assets (2)
Policy acquisition costs (excluding amortization of acquired UPR)
Amortization of acquired UPR (3)
Administrative expenses

Underwriting income (loss)
Adjusted net investment income (4)

Segment income

Adjusted Interest expense (4)
Other income (expense)-operating (2)
Amortization of purchased intangibles
Income tax expense

Operating income

Chubb integration and related expenses, net of tax
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (3)
Adjusted net realized gains (losses) (1)
Net realized gains (losses) related to unconsolidated entities
Income tax expense (benefit) on net realized gains (losses)

Net income

P&C Combined ratio
P&C Combined ratio excluding catastrophe losses and PPD

(1) (Gains) losses on crop derivatives are reclassified from net realized gains (losses) to Losses and loss expenses for purposes of presenting North America Agricultural Insurance underwriting income.

(2) (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for segment income presentation from Other income (expense).

(3) Related to the acquisition of the Chubb Corporation.

(4) See non-GAAP financial measures (not provided within this template).

Consol P&L 2016

Chubb Limited

Consolidated Statement of Operations - As Reported Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Legacy ACE - Adjusted to Conform to New Segment Presentation
Q1 2015	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total (4) Consolidated

Net premiums written	$1,297	$133	$88	$1,794	$273	$-	$3,585	$491	$4,076
Net premiums earned	1,380	146	64	1,637	226	-	3,453	474	3,927
Adjusted Losses and loss expenses (1)	915	111	22	814	99	9	1,970	152	2,122
Policy benefits	-	-	-	-	-	-	-	142	142
(Gains) losses from fair value changes in separate account assets (2)	-	-	-	-	-	-	-	(11)	(11)
Policy acquisition costs	130	31	(4)	389	54	-	600	107	707
Administrative expenses	151	19	(1)	256	12	44	481	73	554

Underwriting income (loss)	184	(15)	47	178	61	(53)	402	11	413

Net investment income	258	5	6	138	75	3	485	66	551

Segment income	$442	$(10)	$53	$316	$136	$(50)	$887	$77	$964

Interest expense						68			68
Other income (expense)-operating (2)						(2)			(2)
Amortization of purchased intangibles						30			30
Income tax expense						119			119

Operating income (loss)						(269)			745

Chubb integration and related expenses, net of tax						-			-
Adjusted net realized gains (losses) (1)						(89)			(89)
Net realized gains (losses) related to unconsolidated entities						26			26
Income tax expense (benefit) on net realized gains (losses)						1			1

Net income (loss)						$(333)			$681

P&C Combined ratio	86.7%	110.2%	26.4%	89.1%	73.2%		88.4%
P&C Combined ratio excluding catastrophe losses and PPD	88.1%	85.3%	76.7%	90.3%	75.5%		89.3%

(1) (Gains) losses on crop derivatives are reclassified from net realized gains (losses) to Losses and loss expenses for purposes of presenting North America Agricultural Insurance underwriting income.

(2) (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for segment income presentation from Other income (expense).

Consol P&L 2015

Chubb Limited

Global P&C Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment, North America Personal P&C Insurance segment, Overseas General Insurance segment, Global Reinsurance segment, and Corporate. Global P&C excludes the North America Agricultural segment.

	As Reported	Pro Forma		Legacy ACE
Global P&C (Including Corporate and excluding Agriculture)	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015

Gross premiums written			$8,023	$4,821	$4,581	$5,409	$4,672	$19,483
Net premiums written			6,612	3,487	3,480	3,905	3,497	14,369
Net premiums earned			6,475	3,461	3,500	3,552	3,389	13,902
Losses and loss expenses			3,855	1,968	1,870	2,009	1,948	7,795
Policy acquisition costs (excluding amortization of acquired UPR)			1,288	594	612	586	604	2,396
Amortization of acquired UPR (2)			-	-	-	-	-	-
Administrative expenses			794	502	494	500	482	1,978

Underwriting income			538	397	524	457	355	1,733
Adjusted net investment income (1)				459	478	490	479	1,906
Adjusted interest expense (1)				64	68	71	68	271
Other income (expense) - operating (3)				(6)	12	(1)	(2)	3
Amortization of purchased intangibles				35	51	55	30	171
Income tax expense				97	140	136	119	492

Global P&C operating income				654	755	684	615	2,708

Chubb integration and related expenses, net of tax				(35)	(7)	-	-	(42)
Amortization of fair value adjustments of acquired invested assets and long-term debt, net of tax (2)				-	-	-	-	-

Net realized gains (losses)				(57)	(393)	128	(89)	(411)
Net realized gains (losses) related to unconsolidated entities				(17)	25	33	26	67
Income tax expense (benefit) on net realized gains (losses)				(12)	(6)	7	1	(10)

Global P&C net income				$557	$386	$838	$551	$2,332

% Change versus prior year period
Net premiums written				-2.0%	0.3%	6.4%	0.0%	1.2%
Net premiums earned				-2.4%	0.0%	1.2%	0.1%	-0.3%

Net premiums written constant $				4.9%	7.8%	13.2%	5.0%	7.7%
Net premiums earned constant $				4.3%	7.6%	8.0%	4.8%	6.2%

Other ratios
Net premiums written/gross premiums written			82%	72%	76%	72%	75%	74%

Combined ratio
Loss and loss expense ratio			59.6%	56.9%	53.4%	56.5%	57.5%	56.1%
Policy acquisition cost ratio			19.9%	17.1%	17.5%	16.5%	17.8%	17.2%
Administrative expense ratio			12.2%	14.5%	14.1%	14.1%	14.2%	14.2%

Combined ratio			91.7%	88.5%	85.0%	87.1%	89.5%	87.5%

Combined ratio excluding catastrophe losses and PPD			89.3%	89.1%	88.8%	88.2%	89.5%	88.9%
Expense ratio			32.1%	31.6%	31.6%	30.6%	32.0%	31.4%
Expense ratio excluding A&H			30.3%	28.3%	28.2%	27.4%	28.7%	28.1%

Catastrophe reinstatement premiums collected - pre-tax			$-	$(1)	$-	$-	$-	$(1)
Catastrophe losses - pre-tax			$314	$73	$72	$117	$50	$312
Favorable prior period development (PPD) - pre-tax			$(159)	$(93)	$(205)	$(153)	$(50)	$(501)
Loss and loss expense ratio excluding catastrophe losses and PPD			57.2%	57.3%	57.3%	57.6%	57.6%	57.4%

(1) See non-GAAP financial measures (not provided within this template).

(2) Purchase accounting adjustments related to the acquisition of The Chubb Corporation.

(3) Excludes portion of net realized investment gains and losses related to unconsolidated entities.

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Global P&C

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma		Legacy ACE
North America Commercial P&C Insurance								Full Year
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written			$3,752	$2,408	$1,994	$2,070	$1,979	$8,451
Net premiums written			2,928	1,557	1,433	1,428	1,297	5,715
Net premiums earned			3,074	1,425	1,410	1,419	1,380	5,634
Losses and loss expenses			1,892	917	913	916	915	3,661
Policy acquisition costs (excluding amortization of acquired UPR)			473	128	142	131	130	531
Amortization of acquired UPR (1)			-	-	-	-	-	-
Administrative expenses			298	162	154	154	151	621

Underwriting income			411	218	201	218	184	821
Adjusted net investment income				252	260	262	258	1,032

Segment income				$470	$461	$480	$442	$1,853

Combined ratio
Loss and loss expense ratio			61.6%	64.4%	64.7%	64.5%	66.3%	65.0%
Policy acquisition cost ratio			15.4%	8.9%	10.1%	9.2%	9.4%	9.4%
Administrative expense ratio			9.6%	11.3%	11.0%	10.9%	11.0%	11.0%

Combined ratio			86.6%	84.6%	85.8%	84.6%	86.7%	85.4%

Combined ratio excluding catastrophe losses and PPD			88.2%	88.3%	89.3%	88.6%	88.1%	88.6%

Catastrophe losses - pre-tax			$66	$25	$10	$41	$9	$85
Favorable prior period development (PPD) - pre-tax			$(115)	$(79)	$(59)	$(96)	$(30)	$(264)
Loss and loss expense ratio excluding catastrophe losses and PPD			63.2%	67.8%	68.3%	68.6%	67.9%	68.2%

% Change versus prior year period (1)
Net premiums written				2.1%	2.9%	-3.3%	0.4%	0.5%
Net premiums earned				0.5%	2.3%	1.4%	2.1%	1.6%

Net premiums written constant $
Net premiums earned constant $

Other ratios
Net premiums written/gross premiums written			78%	65%	72%	69%	66%	68%

(1) Related to the acquisition of The Chubb Corporation

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

NA Commercial

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma		Legacy ACE
North America Personal P&C Insurance								Full Year
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written			$978	$314	$378	$835	$146	$1,673
Net premiums written			909	234	278	547	133	1,192
Net premiums earned			1,007	261	272	269	146	948
Losses and loss expenses			767	144	179	156	111	590
Policy acquisition costs (excluding amortization of acquired UPR)			220	26	13	(1)	31	69
Amortization of acquired UPR (1)			-	-	-	-	-	-
Administrative expenses			83	34	36	34	19	123

Underwriting income (loss)			(63)	57	44	80	(15)	166
Adjusted net investment income				6	7	7	5	25

Segment income (loss)				$63	$51	$87	$(10)	$191

Combined ratio
Loss and loss expense ratio			76.2%	55.2%	65.8%	57.9%	76.4%	62.3%
Policy acquisition cost ratio			21.9%	10.1%	4.9%	-0.3%	21.0%	7.3%
Administrative expense ratio			8.1%	13.1%	13.0%	13.0%	12.8%	13.0%

Combined ratio			106.2%	78.4%	83.7%	70.6%	110.2%	82.6%

Combined ratio excluding catastrophe losses and PPD			82.6%	77.5%	70.5%	65.5%	85.3%	73.2%

Catastrophe losses - pre-tax			$243	$2	$12	$13	$36	$63
Unfavorable (favorable) prior period development (PPD) - pre-tax			$(5)	$-	$25	$-	$-	$25
Loss and loss expense ratio excluding catastrophe losses and PPD			52.6%	54.3%	52.6%	52.7%	51.5%	52.9%

% Change versus prior year period (1)
Net premiums written				62.7%	86.0%	247.0%	5.0%	106.4%
Net premiums earned				82.5%	92.6%	92.5%	6.7%	69.2%

Net premiums written constant $
Net premiums earned constant $

Other ratios
Net premiums written/gross premiums written			93%	75%	74%	65%	91%	71%

(1) Related to the acquisition of The Chubb Corporation

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

NA Personal

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance						Full Year
	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written		$270	$1,243	$566	$128	$2,207
Net premiums written		142	737	379	88	1,346
Net premiums earned		240	739	321	64	1,364
Losses and loss expenses (1)		178	624	273	22	1,097
Policy acquisition costs		8	42	23	(4)	69
Administrative expenses		(2)	-	4	(1)	1

Underwriting income		56	73	21	47	197
Net investment income		6	5	6	6	23

Segment income		$62	$78	$27	$53	$220

Combined ratio
Loss and loss expense ratio		73.9%	84.5%	85.3%	33.3%	80.4%
Policy acquisition cost ratio		3.4%	5.7%	7.2%	-6.0%	5.1%
Administrative expense ratio		-0.9%	0.0%	1.1%	-0.9%	0.0%

Combined ratio		76.4%	90.2%	93.6%	26.4%	85.5%

Combined ratio excluding catastrophe losses and PPD		79.2%	90.8%	91.4%	76.7%	88.2%

Catastrophe losses - pre-tax		$1	$-	$7	$1	$9
Favorable prior period development (PPD) - pre-tax		$(7)	$(5)	$-	$(33)	$(45)
Loss and loss expense ratio excluding catastrophe losses and PPD		75.4%	85.1%	83.1%	83.2%	82.8%

% Change versus prior year period
Net premiums written		-41.9%	-3.5%	-2.4%	-54.6%	-15.3%
Net premiums earned		-26.2%	-3.6%	-2.9%	-37.2%	-10.6%

Other ratios
Net premiums written/gross premiums written		52%	59%	67%	69%	61%

(1) Include gains/losses on crop derivatives

NA Agriculture

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

			As Reported	Pro Forma		Legacy ACE
Overseas General Insurance										Full Year
			1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written (1)					$2,972	$1,990	$2,019	$2,212	$2,255	$8,476
Net premiums written (1)					2,480	1,587	1,584	1,669	1,794	6,634
Net premiums earned					2,166	1,575	1,615	1,644	1,637	6,471
Losses and loss expenses					1,081	748	674	816	814	3,052
Policy acquisition costs (excluding amortization of acquired UPR)					542	391	405	396	389	1,581
Amortization of acquired UPR (1)					-	-	-	-	-	-
Administrative expenses					316	241	246	254	256	997

Underwriting income					227	195	290	178	178	841
Adjusted net investment income						125	132	139	138	534

Segment income						$320	$422	$317	$316	$1,375

Combined ratio
Loss and loss expense ratio					49.9%	47.5%	41.7%	49.7%	49.7%	47.2%
Policy acquisition cost ratio					25.0%	24.8%	25.1%	24.1%	23.8%	24.4%
Administrative expense ratio					14.6%	15.3%	15.2%	15.4%	15.6%	15.4%

Combined ratio					89.5%	87.6%	82.0%	89.2%	89.1%	87.0%

Combined ratio excluding catastrophe losses and PPD					91.6%	89.7%	90.5%	89.8%	90.3%	90.1%

Catastrophe reinstatement premiums - pre-tax					$-	$(2)	$-	$-	$-	$(2)
Catastrophe losses - pre-tax					$5	$40	$39	$58	$5	$142
Favorable prior period development (PPD) - pre-tax					$(50)	$(74)	$(177)	$(68)	$(24)	$(343)
Loss and loss expense ratio excluding catastrophe losses and PPD					52.0%	49.6%	50.2%	50.3%	50.9%	50.3%

% Change versus prior year period
Net premiums written						-9.3%	-7.9%	-5.1%	1.3%	-5.2%
Net premiums earned						-10.5%	-6.4%	-3.9%	1.6%	-4.9%

Net premiums written constant $						3.6%	6.1%	7.6%	11.0%	7.1%
Net premiums earned constant $						1.7%	7.8%	9.4%	11.2%	7.5%

Other ratios
Net premiums written/gross premiums written					83%	80%	78%	75%	80%	78%

	As Reported					Pro Forma
				Constant $	Constant $				Constant $	Constant $
(1) Production by Region	1Q-16	1Q-15	% Growth	1Q-15(3)	% Growth	1Q-16	1Q-15	% Growth	1Q-15(3)	% Growth

Gross premiums written
Europe		$1,056					$1,454
Latin America		573					732
Asia		521					681
Other		105					105

Overseas General Insurance		$2,255					$2,972

Net Premiums Written
Europe		$780					$1,163
Latin America		459					611
Asia		452					603
Other		103					103

Overseas General Insurance		$1,794					$2,480

(1) Related to the acquisition of The Chubb Corporation

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Overseas General Insurance

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma		Legacy ACE
Global Reinsurance								Full Year
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written			$321	$109	$190	$292	$292	$883
Net premiums written			295	109	185	261	273	828
Net premiums earned			228	200	203	220	226	849
Losses and loss expenses			98	99	20	72	99	290
Policy acquisition costs			53	48	52	60	54	214
Administrative expenses			15	12	12	13	12	49

Underwriting income			62	41	119	75	61	296
Net investment income				70	76	79	75	300

Segment Income				$111	$195	$154	$136	$596

Combined ratio
Loss and loss expense ratio			42.8%	49.7%	9.6%	32.9%	43.6%	34.2%
Policy acquisition cost ratio			23.4%	24.1%	25.4%	27.2%	24.0%	25.2%
Administrative expense ratio			6.8%	6.0%	6.2%	5.6%	5.6%	5.8%

Combined ratio			73.0%	79.8%	41.2%	65.7%	73.2%	65.2%

Combined ratio excluding catastrophe losses and PPD			75.8%	76.6%	75.3%	79.6%	75.5%	76.8%

Catastrophe reinstatement premiums collected - pre-tax			$-	$1	$-	$-	$-	$1
Catastrophe losses - pre-tax			$-	$6	$11	$5	$-	$22
Favorable prior period development (PPD) - pre-tax			$(6)	$-	$(78)	$(36)	$(5)	$(119)
Loss and loss expense ratio excluding catastrophe losses and PPD			45.6%	46.5%	44.3%	46.7%	46.0%	45.9%

% Change versus prior year period
Net premiums written				-22.1%	-11.5%	-5.9%	-11.4%	-11.4%
Net premiums earned				-11.3%	-20.4%	-15.5%	-20.6%	-17.2%

Net premiums written constant $				-20.2%	-9.5%	-3.9%	-9.1%	-9.3%
Net premiums earned constant $				-9.0%	-18.1%	-13.2%	-19.0%	-15.1%

Other ratios
Net premiums written/gross premiums written			92%	100%	97%	90%	93%	94%

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Global Reinsurance

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	As Reported	Pro Forma		Legacy ACE
Life Insurance								Full Year
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written			$549	$548	$522	$529	$522	$2,121
Net premiums written			517	515	492	500	491	1,998
Net premiums earned			498	506	480	487	474	1,947
Losses and loss expenses			164	159	153	137	152	601
Policy benefits (1)			142	159	89	153	142	543
(Gains) losses from fair value changes in separate account assets (1)			(11)	(13)	49	(6)	(11)	19
Policy acquisition costs			113	134	117	118	107	476
Administrative expenses			82	70	74	74	73	291
Adjusted net investment income			66	67	66	66	66	265

Life insurance segment income (2)			$74	$64	$64	$77	$77	$282

% Change versus prior year period
Net premiums written				-1.6%	-0.8%	0.3%	-0.6%	-0.7%
Net premiums earned				1.4%	-1.9%	-0.8%	-1.9%	-0.8%

Net premiums written constant $ (3)				3.7%	4.4%	4.1%	2.4%	3.7%
Net premiums earned constant $				6.8%	3.4%	3.0%	0.9%	3.5%

(1) (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense), recorded in corporate, for purposes of presenting Life segment income in the Life Insurance segment. The offsetting movement in the separate account liabilities is included in Policy benefits.

(2) We assess the performance of our Life Insurance business based on Life Insurance segment income which includes (Gains) losses from fair value changes in separate account assets.

(3) International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

	As Reported

			Constant $
			% Change
		Constant $	1Q-16 vs.
	1Q-16	1Q-15(5)	1Q-15(5)
International life insurance net premiums written
International life insurance deposits (4)

Total international life insurance net premiums written and deposits

(4) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

(5) Prior periods on a constant dollar basis.

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Life Insurance

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma		Legacy ACE
Corporate								Full Year
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written			$-	$-	$-	$-	$-	$-
Net premiums written			-	-	-	-	-	-
Net premiums earned			-	-	-	-	-	-
Losses and loss expenses			17	60	84	49	9	202
Policy acquisition costs			-	1	-	-	-	1
Administrative expenses			82	53	46	45	44	188

Underwriting loss			(99)	(114)	(130)	(94)	(53)	(391)
Adjusted net investment income (1)				6	3	3	3	15
Adjusted interest expense (1)				64	68	71	68	271
Other income (expense) - operating (1)				(6)	12	(1)	(2)	3
Amortization of purchased intangibles				35	51	55	30	171
Income tax expense				97	140	136	119	492

Operating loss				(310)	(374)	(354)	(269)	(1,307)
Chubb integration and related expenses, net of tax				(35)	(7)	-	-	(42)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)				-	-	-	-	-
Adjusted net realized gains (losses) (1)				(57)	(393)	128	(89)	(411)
Net realized gains (losses) related to unconsolidated entities				(17)	25	33	26	67
Income tax expense (benefit) on adjusted net realized gains (losses)				(12)	(6)	7	1	(10)

Net income				$(407)	$(743)	$(200)	$(333)	$(1,683)

Unfavorable prior period development (PPD) - pre-tax			$17	$60	$84	$47	$9	$200

(1) See non-GAAP financial measures (not provided within this template).

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results after conforming accounting policy alignment adjustments.

Corporate

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2016
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact Pre-tax	Tax Benefit (Expense)	Net Impact After-tax

Fixed maturities
Fixed income derivatives
Public equity
Private equity

Total investment portfolio
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges
Foreign exchange
Partially-owned entities
Other

Net (losses)

	Legacy ACE
	Three months ended March 31, 2015
	Net Realized Gains (Losses) (6)	Net Unrealized Gains (Losses)	Net Impact Pre-tax	Tax Benefit (Expense)	Net Impact After-tax

Fixed maturities	$(4)	$438	$434
Fixed income derivatives	1	-	1
Public equity	1	18	19
Private equity	13	(12)	1

Total investment portfolio	11	444	455
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges	(57)	-	(57)
Foreign exchange	(31)	(421)	(452)
Partially-owned entities	13	-	13
Other	1	13	14

Net gains (losses)	$(63)	$36	$(27)	$76	$ (103)

Net Gains (Losses)